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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                          ____________________________

                                    FORM 8-K

                           ___________________________

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 April 26, 1995



                                UNUM CORPORATION
             (Exact Name of Registrant as specified in its charter)


                                    Delaware
                            (State of Incorporation)


          1-9254                                01-0405657
   (Commission File Number)                   (IRS Employer
                                          Identification Number)



                   2211 Congress Street, Portland, Maine 04122
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (207) 770-2211


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     Item 5.   Other Events.

               On April 26, 1995, UNUM Corporation (the "Company") announced its results for the fiscal quarter ended March 31, 1995 in a press release, a copy of which accompanies this Current Report on Form 8-K as exhibit 99.1 hereto.

               Accompanying this Current Report on Form 8-K as exhibits 4.1 and
     4.2 are the form of Indenture and First Supplemental Indenture, each to be entered into by the Company and Mellon Bank, N.A. ("Mellon") as Trustee thereunder. Accompanying this Current Report on Form 8-K as exhibit 4.3 is a form of security (such exhibit is contained in exhibits 4.1 and 4.2). Accompanying this Current Report on Form 8-K as exhibit 8.1 is a tax opinion of Sullivan & Cromwell as special tax counsel to the Company. Accompanying this Current Report on Form 8-K as exhibit 23.1 is a consent of Sullivan & Cromwell (such exhibit is contained in exhibit 8.1). Accompanying this Current Report on Form 8-K as exhibit 25.1 is the Statement of Eligibility Under the Trust Indenture Act of 1939 of a Corporation Designated to act as Trustee of Mellon, as Trustee under each of the aforementioned Indenture and First Supplemental Indenture.


     Item 7.   Financial Statements, PRO FORMA Financial Statements and
               Exhibits.


     (c)  The following exhibits are filed as a part of this report on Form 8-K:

          4.1 Form of Indenture between the Company and Mellon Bank, N.A., as Trustee.

          4.2 Form of First Supplemental Indenture between the Company and Mellon Bank, N.A., as Trustee.

          4.3  Form of Security (contained in exhibits 4.1 and 4.2).

          8.1 Opinion of Sullivan & Cromwell as special tax counsel to the Company.

         23.1  Consent of Sullivan & Cromwell (contained in exhibit 8.1).

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         25.1  Statement of Eligibility Under the Trust Indenture Act of 1939 of
               a Corporation Designated to act as Trustee.

         99.1 Press Release, dated April 26, 1995, announcing the Company's first quarter 1995 earnings.


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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   UNUM CORPORATION



                                By:  /s/ Rodney N. Hook
                                   --------------------
                                   Rodney N. Hook
                                   Senior Vice President and
                                   Chief Financial Officer


Dated: May 1, 1995


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                                INDEX TO EXHIBITS



Exhibit        Description                                       Page No.
No.            -----------                                       --------
- ---
4.1            Form of Indenture between the Company and Mellon Bank, N.A., as
               Trustee.

4.2 Form of First Supplemental Indenture between the Company and Mellon Bank, N.A., as Trustee.

4.3            Form of Security (contained in exhibits 4.1 and 4.2).

8.1 Opinion of Sullivan & Cromwell as special tax counsel to the Company.

23.1           Consent of Sullivan & Cromwell (contained in exhibit 8.1).

25.1 Statement of Eligibility Under the Trust Indenture Act of 1939 of a Corporation Designated to act as Trustee of Mellon Bank, N.A.

99.1 Press Release, dated April 26, 1995, announcing the Company's first quarter 1995 earnings.



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